UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

GenVec, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	000-24469 (Commission File Number)	23-2705690 (I.R.S. Employer Identification No.)

910 Clopper Road Suite 220N Gaithersburg, Maryland	20878 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         The Board of Directors of GenVec, Inc. (“GenVec” or the “Company”) adopted the GenVec, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”) on September 11, 2015, subject to stockholder approval. On November 13, 2015, the stockholders of the Company approved the 2015 Plan. A description of the terms and conditions of the 2015 Plan is set forth under the caption “Proposal 3 Adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 6, 2015 (the “Proxy Statement”), which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the text of the 2015 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2015, the Board of Directors of the Company approved and recommended for stockholder approval an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of common stock from 30,000,000 to 55,000,000. On November 13, 2015, the stockholders of the Company approved the Charter Amendment, which was filed with the Delaware Secretary of State and became effective on November 13, 2015. A copy of the Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2015 Annual Meeting of Shareholders was held on November 13, 2015. The proposals voted on at this meeting are described in detail in the Proxy Statement. Results of votes with respect to those proposals are set forth below. All of the proposals submitted to shareholders were approved.

Proposal 1

To elect the three directors to the Board of Directors as set forth in the Proxy Statement, each to serve for a term of three years or until his successor is qualified and elected. The votes regarding these nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Wayne T. Hockmeyer, Ph.D.	8,048,496	1,834,974	5,137,923
Douglas J. Swirsky	8,941,881	941,589	5,137,923
Michael Richman	9,423,082	460,388	5,137,923

Proposal 2

To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock by 25,000,000, from 30,000,000 to 55,000,000. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,187,859	3,438,547	2,075,046	319,941

Proposal 3

To approve the adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
7,096,270	2,702,007	85,193	5,137,923

Proposal 4

To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,403,318	534,241	83,831	0

Item 8.01.	Other Events.

On November 10, 2015, GenVec and Novartis Institutes for Biomedical Research, Inc. (“Novartis”) entered into Amendment No. 1 to Research Collaboration and License Agreement with Novartis Institutes for Biomedical Research, Inc. (the “Amendment”) to amend the Research Collaboration and License Agreement dated January 13, 2010 (the “Collaboration Agreement”) entered into between GenVec and Novartis.  The Collaboration Agreement relates to GenVec and Novartis’s program for the discovery and development of novel treatments for hearing loss and balance disorders.  The Amendment amends the non-compete contained in the Collaboration Agreement so that GenVec is clearly permitted to conduct research and development activities in the field of hearing and balance disorders, as long as those activities do not include the use of atonal genes.  Pursuant to the Amendment, GenVec has also granted Novartis a right of first negotiation to acquire rights to any GenVec product candidate arising from GenVec’s research and development activities in the field of otology.

In connection with the Amendment, Douglas J. Swirsky, GenVec’s President and CEO, said, “We remain excited about the ongoing trial of CGF166 in patients with severe to profound hearing loss, and now look forward to expanding our presence in the otology space. GenVec’s technology is uniquely positioned to address many unmet medical needs in the ear, and we believe this Amendment provides the Company with multiple opportunities to create value for its shareholders and patients.”

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.
10.1	GenVec, Inc. 2015 Omnibus Incentive Plan

Statements herein relating to future financial or business performance, conditions or strategies, including with respect to GenVec’s hearing loss and balance disorders program, opportunities in the field of otology, business strategy and expansion of the reach of GenVec’s technology platform are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  GenVec cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, such as the failure of Novartis to advance GenVec’s hearing loss and balance disorders program.  Further information on the factors and risks that could affect GenVec’s business, financial conditions and results of operations, are contained in GenVec’s filings with the U.S. Securities and Exchange Commission (SEC), which are available at www.sec.gov.  These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GenVec assumes no duty to update forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: November 16, 2015	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.
10.1	GenVec, Inc. 2015 Omnibus Incentive Plan